UNTIED STATES SECURITIES
                                       AND
                               EXCHANGE COMMISSION

                               AMENDMENT NO. 1 TO
                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 30, 2002


                                 WAYCOOL3D, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)

              000-31365                              22-3720629
              ---------                              ----------
       (Commission File Number)          (IRS Employer Identification No.)

               306 DEMERS AVENUE, EAST GRAND FORK MINNESOTA 56721
             -------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  (218)773-3297
              (Registrant's Telephone Number, Including Area Code)

                                SEGWAY VII CORP.
                             4400 ROUTE 9, 2ND FLOOR
                           FREEHOLD, NEW JERSEY 07728

          (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1. Changes in Control of Registrant

On April 30, 2002 (the "Effective Date"), pursuant to a Stock Purchase Agreement and Share Exchange between Waycool3d, Inc., a New Jersey corporation (the "Company"); Richard I. Anslow ("Anslow") and Gregg Jaclin ("Jaclin"), (collectively Anslow and Jaclin shall be known as the "Company Shareholders"); WayCool3D.com, Inc., a Nevada Corporation ("WayCool") and the shareholders of WayCool ("WayCool Shareholders") (collectively WayCool and the shareholders of WayCool shall be known as the "WayCool Group"), the Company acquired all of the Waycool shares from the Waycool shareholders. Pursuant to the terms of the Agreement, the Waycool shareholders and designees received a total of 9,000,000 shares of the Company's common stock from the Company shareholders and Waycool became a wholly owned subsidiary of the Company.

Pursuant to the terms of the Agreement, Richard Anslow resigned as the sole director of the Company and the following individuals were appointed to the Board of Directors: Bradly Kerr, Jon Zavoral and Peter Zavoral. In addition, Mr. Anslow resigned as President and Chief Executive Officer and the following individuals were named as officers of the Company:

         Bradly Kerr                      Chairman, President and Director
         John Zavoral                     Secretary and Director
         Peter Zavoral                    Treasurer and Director

The Acquisition was approved by the unanimous consent of the Board of Directors of the Company and Waycool on April 30, 2002.

The following table sets forth information regarding the beneficial ownership of the shares of the Common Stock (the only class of shares previously issued by the Company) at May 1, 2002, by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock, (ii) each director of the Company, (iii) the executive officers of the Company, and (iv) by all directors and executive officers of the Company as a group, prior to and upon completion of this Offering. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at the address of the Company.

                 NAME OF              SHARES OF
TITLE OF CLASS   BENEFICIAL OWNER     COMMON STOCK     PERCENT OF CLASS
-----------------------------------------------------------------------
Common Stock,                       Hatch Family Trust                     861,057            8.61%
$.0001 Par Value

Common Stock                        Lani Hatch                           1,750,115           17.50%

Common Stock                        Providence Sierra                      795,505            7.96%

Common Stock                        John Zavoral                         1,138,850           11.39%

Common Stock                        Peter Zavoral                        1,137,577           11.38%

Common Stock                        Richard Anslow                       1,000,000           10.00%

Common Stock                        Westminster Holdings                 2,200,000           22.00%

DIRECTORS AND NAMED EXECUTIVE
OFFICERS

Common Stock                        John Zavoral                         1,138,850           11.39%


Common Stock                        Peter Zavoral                        1,137,577           11.38%

All Directors and Officers
as a Group                                                               2,276,427           22.76%

The following is a biographical summary of the directors and officers of the
Company:

Bradly Kerr has been our President and Chairman of the Board since April, 2002. He has been President of our subsidiary Waycool3D.com, Inc since February, 2002 and prior to that time he was General Manager of Waycool3D.com, Inc. since August, 2001. Mr. Kerr was Director of Athletics at Jamestown College, Jamestown North Dakota for several years. During this time he developed goals and objectives, athletic scholarships, a corporate sponsorship program, enhancement of the Booster Club, new athletic programs (golf, soccer, women's hockey) and developed facility expansion (athletic training facility, soccer complex, and a football stadium). He was a representative for the college to internal and external constituencies to gain support (Chamber of Commerce, City Planning Commission, Municipal Airport, Promotion and Tourism, City Council, Public Schools, North Dakota State Hospital, Parks and Recreation, and Medical Clinic). Mr. Kerr also fulfilled duties of Budgeting, fund raising, staffing and Tournament Director (4 National Tournaments, 12 Regional Tournaments, and 12 Conference Tournaments). Prior to Jamestown College, Mr. Kerr taught and coached for 11 years at the University of North Dakota.

During Mr. Kerr's athletic director/coaching/teaching career, he received the following distinctions: NDCAC Administrator of the Year, Great Plains Region Administrator of the Year, Finalist for National Administrator of the Year, NCAA Rookie Coach of the Year, and NCC Coach of the Year. He received his Bachelor of Science from the University of North Dakota in 1978 and he received his Master of Education in 1985 from the University of North Dakota.

John Zavoral has been our Secretary since April, 2002. He has been Secretary of our subsidiary, Waycool3D.com, Inc. since May 2000. Mr. Zavoral brings 25 years of business experience to WayCool3D.com, Inc. and has been actively involved in the major decision-making and hiring of our management team. Since high school, John has worked as part of the management team at R.J. Zavoral & Sons, Inc. where he has served as the Secretary and Director of such company. Mr. Zavoral is part owner and manager of R.J Zavoral and, as such, supervises over 50 employees in their operations to build and grade roads, prepare sites, and underground construction. The business has grown under his management from 5 employees to over 70 employees with similar growth in income. Some of the projects that Mr. Zavoral oversees at R.J. Zavoral & Sons, Inc. are state highways, federal dike projects, emergency services for Army Corp. of Engineers (flood protection) and Arnold Palmer Golf Course development.

Peter Zavoral has been our Treasurer since April, 2002. He has been Treasurer of our subsidiary, Waycool3D.com, Inc. since May 2000. He is presently the President of RJ Zavoral & Sons, Inc. and has been part of their management team for 23 years. In addition, since 1991 he has been President of Clay Products, Inc where he supervises 7 employees. Clay Products, Inc. is a clay material and aggregate supplier.

Mr. Peter Zavoral received his Administrative Arts Degree from Assumption College in 1973. Peter Zavoral is actively involved in our community. He serves in the following capacities: Trustee at Sacred Heart Church, East Grand Forks, MN; Member, Finance Committee at Sacred Heart Church, East Grand Forks, MN; Altru Health Services Board Member since 1976, Grand Forks, ND; Huntsville Township Planning & Zoning Board; Board Member, Community Foundation of Grand Forks, ND; and a Member of the Board of Directors of the Diocese of Crookston, MN.

In addition to R.J. Zavoral & Sons, Inc. and Clay Products, Inc., John and Peter Zavoral are involved in these partnerships: Deacons Greens Development
(LLP),Grand Forks ND (this is a housing development with about 128 acres surrounding an Arnold Palmer signature golf course) and the River City Speedway (the goal of the speedway is to bring the Nascar(R) image to Grand Forks).

The Directors named above will serve until the next annual meeting of the shareholders of the Company in the year 2001. Directors will be elected for one year terms at each annual shareholder's meeting. Officers hold their positions at the appointment of the Board of Directors.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the Agreement, the Company acquired one hundred percent (100%) of the issued and outstanding shares of common stock (Common Stock) of Waycool from the Waycool shareholders for a total of 9,000,000 shares of $0.001 par value common stock of the Company from the shareholders of the Company and Waycool became a wholly owned subsidiary of the Company.

Waycool is a development stage company, with 5 years of technology development experience and one patent (for the Video Wall) being brought to us by our founders. The Video Wall product has international sales and a billion dollar quarterly revenue potential, through the sales of equipment and Internet/video services.

Waycool is currently producing video flooring and various video projectors (from video cubes to walls to the crystal ball and double view kiosks). Because of the breadth of the potential market for 3D related products, there is an array of other commercial and consumer 3D products that are currently under development, such as a line of 3D lighting fixtures, a computer monitor attachment, a credit card advertising tool and even a jewelry box.


Waycool will manufacture 3Dimensional video image projectors, provide video advertising content to fit the informational needs of our clients and provide a major broadcasting hub for the Internet community. This medium is appropriate for the location-based entertainment industry, for independent businesses, for the professional training market and home entertainment market. We will also manufacture and produce unique and innovative products for home and office use.

Waycool will accomplish this by producing high quality hardware, hiring experienced personnel, and maintaining a determination to create a unique and enjoyable 3D experience for our customers. Clients will soon discover that working with us is a unique and professional way to develop new informational applications that are appropriate for any industry.

Waycool's short term goals include the (1) designing, manufacturing, and distribution of 3D machines to a broadening user market; (2) establishing ourself as an innovative company of 3-Dimensional imaging projecting systems and 3D video production; and (3) bringing the unique aesthetic and entertainment qualities of 3D technology into every home and business through affordable, unique and practical products (such as lighting fixtures, home decor, 3D video games and 3D picture frames). One of our long-term goals is to set up the only transmitting source of 3D programming available on the Internet. We will provide Internet programming domestically and internationally, with a monthly user fee generating revenue from worldwide users.

Waycool offers unique products for advertising and novelty use in commercial, office and home arenas. There are a few other companies with similar 3D video image projectors throughout the world. Most of the kiosks used at trade and craft shows, malls and similar locations use video projectors with two-dimensional formats, so the market is wide open to the introduction of the unique attention--getting 3D format that we offer. Waycool is developing lighter, more portable units which will further increase sales appeal. No other company offers a similar product to our patented 3D Video Wall. The unique attention--getting qualities of our products are especially evident when combining the 3D advertising with 2D broadcasting that our 3D Video Wall offers. The company anticipate that sports arenas and sports bars will be a great niche for this product.

The potential for growth is tremendous, both for sales of the machines and for a large volume of video production and Internet business; 3D advertising is eye-catching and immediately draws attention to the product. Additionally, viewing broadcasts in 3D is a unique experience, which will attract viewers around the world.

Distributors to large chain stores are begging for new home consumer products. The innovative, practical, eye-catching 3D home decor, lighting and entertainment products are already catching the attention of these distributors. We already have the distributors/Independent Sales Representatives in the following states: California, New Mexico, New York, Washington and Wisconsin. We have also established a distributor in Quebec, Canada and have interested parties in Australia.

The commercial products market is an ever-growing market. Advertisers, trade shows and retail establishments are always looking for a new and better way to grab the attention of consumers. They currently are limited to one- or two-dimensional viewing venues. Waycool has already found enthusiasm for our 3D video projectors and video walls. The advertiser and retailers using our 3D projectors are finding out that when a consumer looks at a product or service advertised in 3D, they remember it. 3D viewing is an exceptional experience and advertising is a very competitive market, so Waycool forecasts that the demand for our 3D machines will grow steadily. And since all of its 3D video projectors out in the field need to have new videos produced on a monthly, bi-annual or annual basis, video production will provide Waycool with an on-going source of income.

The target market for Waycool's 3D projectors, Video Wall and corresponding 3D video content will be establishments involved with advertising. This includes advertising agencies who wish to sell advertising bits, trade show participants who want to increase traffic to their displays, retailers who wish to draw customers into their establishments or highlight specific products within their stores, and also entertainment, event and sports entities who wish to promote their star figures and main events.

The 3D still and video bar tables will be a great new venue for bars, lounges and restaurants. A still image or specially formatted 3D video are projected out of the middle of the table for a unique, clean and always present advertising. This is especially effective for lower-lit atmospheres. The images can easily be changed with changing promotions.

Waycool's home and office consumer products (3D lighting fixtures, 3D computer components, 3D picture frames and 3D conference or end/coffee tables and handheld video games) will draw a wide variety of customers. People of most ages, genders and income levels can enjoy the novelty of its 3D products. Waycool will keep the prices affordable for most income groups and since the content of the 3D image can vary tremendously, Waycool has the ability to come up with the perfect image for nearly everyone.

Office buildings will be able to use the lighting to create a desired atmosphere or to use it to draw attention to certain areas or advertise their logo, products or services. Since its 3D lighting products can be used with basic lighting fixtures, businesses can easily and affordably enjoy the special atmosphere of 3D lighting. Its 3D Conference Table is perfect for displaying still or moving images to boost company morale and to spark product interest in customers.

Products and Services

Waycool is currently producing a series of 3D video image projection products. These products are revolutionizing the way consumers watch video productions by allowing the dynamic dimension of 3D viewing. Its current customers of our 3D Video Image Projectors use them for advertising and attracting customers. Waycool supplies the video projectors and also creates, shoots, edits, and animates videos to meet the specific needs of these clients. This video is delivered in DVD format or broadcast directly to the customer via the Internet.

Waycool is are also well on its way to break into the home and office decor industries with our unique 3D lighting, table and decorative products. It has a 3D table which can be adapted for coffee or end tables for the living room or for conference rooms. Its 3D lighting products are available for use outdoors, indoors, commercially or at home. The lighting fixtures can be stand alone, wall-mounted or ceiling-mounted. It is also developing a line of 3D computer monitors, computers and video games for home consumers. Waycool's goal is to provide a new 3D viewing experience (without the aid of special eyewear) with a software package that allows end-consumers to create their own 3D images.

The current market already produces some videos whose 3D effect requires the use of special optical wear. There are also some novelty items that are called 3D, but WayCool is the virtually the one of the few, if not the only, company producing equipment that actually projects has actual projected 3D images 6--8 inches in front of the projector, giving a 3D effect that is are visible with the naked eye. There are few other products on the market today that compare to our 3D table video image projectors or lighting fixtures. And likewise, Waycool currently creates the special videos that are displayed with our projectors.

Images are specially formatted by its video & imaging department. Images in most products can be still or moving video with sound. Still image units are designed for consumers to easily change the video images. Holiday & Seasonal images will be sold as sets for some of the units. Changing the specially formatted video in the units with DVD's is as simple as changing the DVD. Businesses can order new videos as their advertising needs change.

Patents and Trademarks

Waycool has one patent granted for the video wall and are in the process of filing for a patent on our 3D Video Monitor Attachment, 3D golf unit, 3D crystal ball kiosk, and 3D double view kiosk. It has patent pending status for the 3D casino games. It will continue to apply for patents and file additional design and utility patent applications as we develop and market our new products to maintain and protect our market opportunities. We have applied to register WAYCOOL3D.COM/WAYCOOL3D as our trademark.

Manufacturing and Production Plan

WayCool3D has secured a building for manufacturing in East Grand Forks, Minnesota, which gives it ample space to expand as our production grows. At present, it does not require any special machinery and the highest noise level that we will produce is that of an air compressor. There will be no toxic smells or environmental issues associated with the production of our 3D products.

Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

Financial statements of the Company are filed herewith after the signature page.

(b) Pro forma financial information

Pro forma financial information are filed herewith after the signature page.

(c) Exhibits

Number            Exhibit

10       *        Stock Purchase Agreement and Share Exchange dated as of April
                  30, 2002 between Waycool3d, Inc.; Richard I. Anslow and Gregg
                  Jaclin; WayCool3D.com, Inc., and the shareholders of WayCool.


* Filed with the original Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  WAYCOOL3D, INC.


                                  By: /s/ Bradley Kerr
                                  --------------------------------
                                         Bradly Kerr
                                         President

July 15, 2002


                               WAYCOOL3D.COM, INC

                           A DEVELOPMENT STAGE COMPANY

                           EAST GRAND FORKS, MINNESOTA

                              FINANCIAL STATEMENTS

                                 MARCH 31, 2002

                    TOGETHER WITH ACCOUNTANT'S REVIEW REPORT

                               WAYCOOL3D.COM, INC.

                           A DEVELOPMENT STAGE COMPANY

                           EAST GRAND FORKS, MINNESOTA

                                TABLE OF CONTENTS

                                                         Page

ACCOUNTANT'S REVIEW REPORT                                 1

BALANCE SHEET                                              2

STATEMENT OF OPERATIONS                                    3

STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY               4

STATEMENT OF CASH FLOWS                                    5

NOTES TO FINANCIAL STATEMENTS                              6-8


                          * * * * * * * * * * * * * * *

                           ACCOUNTANT'S REVIEW REPORT

To the Board of Directors
WayCool3D.com, Inc.
East Grand Forks, Minnesota

We have reviewed the accompanying balance sheet of WayCool3D.com, Inc. (A Development Stage Company) as of March 31, 2002, and the related statements of income, stockholder's equity, and cash flows for the three months then ended and for the cumulative total from Inception to March 31, 2002, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of WayCool3D.com, Inc.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America.

/s/ Brady Martz

BRADY, MARTZ & ASSOCIATES, P.C.

June 12, 2002

BRADY, MARTZ & ASSOCIATES, P.C.
401 Demers Avenue Suite 300, P.O. Box 14296
Grand Forks, ND  58208-4296 (701) 775-4685 Fax (701) 795-7498

OTHER OFFICES:  Minot and Bismarck, ND
                Thief River Falls, MN

                               WAYCOOL3D.COM, INC.

                           A DEVELOPMENT STAGE COMPANY

                                  BALANCE SHEET

                                 March 31, 2002

                                                                        2002
                                                                        ----
ASSETS

CURRENT
    Cash and Cash Equivalents                                         $   1,883
    Inventory                                                            14,500
    Accounts Receivable                                                   7,412
    Employee Receivable                                                     400
    Prepaid Expenses                                                      3,712
                                                                      ---------
    Total                                                             $  27,907
                                                                      ---------

PROPERTY AND EQUIPMENT
    Equipment                                                         $  87,396
    Less: Accumulated Depreciation                                       (7,813)
                                                                      ---------
    Total                                                             $  79,583
                                                                      ---------
OTHER

    Patent and Trademark, Net                                         $   9,174
                                                                      ---------

TOTAL ASSETS                                                          $ 116,664
                                                                      =========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT

    Accounts Payable                                                  $  69,369
    Current Portion of Long-Term Debt                                    37,732
    Accrued Wages                                                         8,122
    Accrued Taxes and Expenses                                            9,359
                                                                      ---------
    Total                                                             $ 124,582
                                                                      ---------

OTHER

    Related Party Notes Payable                                       $ 300,000
                                                                      ---------

LONG-TERM DEBT
    Notes Payable                                                     $ 136,034
                                                                      ---------

Total Liabilities                                                     $ 560,616
                                                                      ---------

STOCKHOLDERS' EQUITY
    Common Stock, $.001 par value
    50,000,000 shares authorized
    31,740,000 shares issued                                          $  31,740
    Paid in Excess of Par                                                41,862
    Deficit Accumulated in Development Stage                           (517,554)
                                                                      ---------
Total Stockholders' Equity (Deficit)                                  $(443,952)
                                                                      ---------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                            $ 116,664
                                                                      =========



        See Accountant's Review Report and Notes to Financial Statements

                               WAYCOOL3D.COM, INC.

                           A DEVELOPMENT STAGE COMPANY

                             STATEMENT OF OPERATIONS

                    For the Three Months Ended March 31, 2002

                                                                      Cumulative
                                                                      Total from
                                                Three Months         Inception to
                                                Ended 3/31/02         03/31/2002
                                              ----------------     -----------------
SALES REVENUE                                    $  20,288            $  20,538
                                                 ---------            ---------

OPERATING EXPENSES
     Advertising                                 $   9,140            $  16,405
     Consulting and Professional                    32,707              242,851
     Contract Labor                                    150               14,866
     Depreciation/Amortization                       4,479                7,993
     Dues and Subscriptions                            633                2,037
     Insurance                                        (256)               3,624
     Interest Expense                                4,682                7,754
     Miscellaneous                                      79                  664
     Office Supplies                                   972                4,247
     Parts and Materials                            24,438               24,438
     Payroll Taxes                                   7,524               11,666
     Postage and Printing                            2,437               13,611
     Rent                                           11,658               25,810
     Repairs and Maintenance                           157                2,958
     Research and Development                          511                  800
     Salaries                                       42,159              105,919
     Sales/Use Tax                                      --                  591
     Shipping                                        2,250                2,428
     Shop/Production Supplies                        2,126                4,452
     Telephone                                       6,100               13,915
     Travel and Entertainment                        6,197               29,259
     Utilities                                       1,359                2,313
                                                 ---------            ---------
     Total Operating Expenses                    $ 159,502            $ 538,601
                                                 ---------            ---------

INTEREST INCOME                                                       $     509
                                                                      ---------

NET LOSS                                         $(139,214)           $(517,554)
                                                 =========            =========

        See Accountant's Review Report and Notes to Financial Statements

                               WAYCOOL3D.COM, INC.

                           A DEVELOPMENT STAGE COMPANY

                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

                    For the Three Months Ended March 31, 2002

                                                                             Deficit
                                                                          Accumulated in
                                              Common       Capital         Development
                                              Stock        Surplus            Stage             Total
                                              -----        -------            -----             -----
Balance, December 31, 2001                  $  26,240       $  41,862       $(378,340)       $(310,238)

Issuance of Common Stock for Services           5,500                                            5,500

Net Loss                                           --              --        (139,214)        (139,214)
                                            ---------       ---------       ---------        ---------

Balance, March 31, 2002                     $  31,740       $  41,862       $(517,554)       $(443,952)
                                            =========       =========       =========        =========


        See Accountant's Review Report and Notes to Financial Statements

                               WAYCOOL3D.COM, INC.

                           A DEVELOPMENT STAGE COMPANY

                             STATEMENT OF CASH FLOWS

                    For the Three Months Ended March 31, 2002

                                                                                  Cumulative
                                                                                  Total from
                                                                Three Months     Inception to
                                                               Ended 3/31/02      03/31/2002
                                                             ----------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
      Net Loss                                                 $(139,214)        (517,554)
      Adjustments to Reconcile Net Loss to Net
       Cash Provided by Operating Activities:
         Depreciation and Amortization                             4,479            7,993
         Expenses Satisfied by Stock Issuances                     5,500           64,003
      Effects on Operating Cash Flows Due to Changes In:
         Accounts Receivable                                      (7,412)          (7,412)
         Employee Receivable                                        (200)            (400)
         Prepaid Assets                                             (804)          (3,712)
         Inventory                                                10,418          (14,500)
         Accounts Payable                                         33,254           69,369
         Accrued Liabilities                                       2,559           17,481
                                                               ---------        ---------

NET CASH USED BY OPERATING ACTIVITIES                          $ (91,420)       $(384,732)
                                                               ---------        ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
      Plant and Equipment Purchases                            $ (35,017)         (87,396)
      Additions to Intangibles                                    (6,355)          (8,355)
                                                               ---------        ---------

NET CASH USED BY INVESTING ACTIVITIES                          $ (41,372)       $ (95,751)
                                                               ---------        ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Issuance of Common Stock                                 $   8,600
      Proceeds from Notes Payable                              $ 120,000          475,000
      Principal Payment of Long-Term Debt                         (1,234)          (1,234)
                                                               ---------        ---------

NET CASH PROVIDED BY FINANCING ACTIVITIES                      $ 118,766        $ 482,366
                                                               ---------        ---------

NET INCREASE IN CASH AND CASH EQUIVALENTS                      $ (14,026)       $   1,883

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                  15,909               --
                                                               ---------        ---------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                     $   1,883        $   1,883
                                                               =========        =========

        See Accountant's Review Report and Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

                              As of March 31, 2002

NOTE 1  Summary of Significant Accounting Policies
--------------------------------------------------

The Corporation is a development stage company and has not yet begun full operations. When fully implemented the company will operate as a product manufacturer and wholesaler in East Grand Forks, Minnesota. The operations will consist primarily of manufacturing numerous types of products which project a 3D image.

Cash and cash equivalents include deposits in local banks.

Inventories are valued at the lower of cost (first-in first-out method) or market value. Inventory includes raw material, work in process, and finished goods. Inventory at March 31, 2002 is comprised primarily of raw materials.

Property and equipment are capitalized at cost, while maintenance and repairs, which do not enhance the value or increase the basic productive capacity of the property, are charged to expense as incurred. Depreciation is computed using the straight-line method, over estimated useful lives of three to seven years.

The patents and trademarks, are stated at cost less accumulated amortization. Amortization is computed using the straight-line method over 15 and 40 year periods, respectively. Current quarter amortization was $117, and accumulated amortization was $181 at March 31, 2002.

Advertising costs are expensed as incurred.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at March 31, 2002 and revenues and expenses during the period then ended. The actual outcome of the estimates could differ from the estimates made in the preparation of the financial statements.

NOTE 2  Related Party Transactions
----------------------------------

The corporation has an unsecured line of credit with a shareholder in the amount of $200,000. It expires on May 2, 2002, and has an interest rate at 5.75%. As of March 31, 2002 the outstanding balance was $200,000.

The corporation also has a note payable to John Zavoral, who is a director, officer and shareholder, in the amount of $100,000. There is no stated interest rate on this note, it guarantees a 30% return upon WayCool receiving funding.

The corporation also has entered into noncash transactions by issuing stock during 2002 for services and fees incurred during start up, which total $5,500.

NOTE 3  Depreciation
--------------------

Depreciation expense included in operating expenses for the three months ended March 31, 2002 is $4,362.

NOTE 4  Notes Payable
---------------------

Notes payable at March 31, 2002 consists of the following:

                            Interest
                            Rate          Amount         Collateral
                            ----          ------         ----------

City of East Grand Fork     4.00%         $ 148,766      Inventory, fixtures &
                                                         equipment

Maurice Horn                                 25,000      Unsecured

Total                                     $173,766
Current Portion                            (37,732)
                                          ---------
                                          $136,034
                                          =========

The required principal payments for the next five years and thereafter are as follows:

                    2003                $ 37,732
                    2004                  13,251
                    2005                  13,791
                    2006                  14,353
                    2007                  14,938
                    Thereafter            79,701
                                        --------
                                        $173,766
                                        ========

The note payable to Maurice Horn guarantees a 30% return, upon the corporation receiving funding.

NOTE 5  Operating Leases
------------------------

WayCool3D.com, Inc. leases office space, workshop space, and a copier for its operation. These leases are operating leases and have the following minimum lease payments for the next five years:

                    2003                $ 38,190
                    2004                  38,190
                    2005                  38,190
                    2006                  37,425
                    2007                  33,600
                                        --------
                                        $185,595
                                        ========


The leases for the office space and the workshop space are on a monthly basis and are cancelable at anytime.

NOTE 6  Income Taxes
--------------------

The corporation has net operating loss carryforwards of $454,368 which expire between 2020 and 2021. Income tax benefit realization is dependent on the corporation generating sufficient tax income prior to the expiration of the loss carryforward. Deferred tax assets of $68,155 are completely offset by a valuation reserve due to the lack of earnings history for the corporation.

NOTE 7  Subsequent Event
------------------------

On May 1, 2002, the Company conducted a reverse stock split of 1 for 3 shares. The shareholders of the Company following this split exchanged their shares of WayCool3D.com, Inc. for 9,000,000 shares of WayCool3D, Inc., a New Jersey Corporation.

The number of shares at March 31, 2002, has not been restated for the effect of the reverse split on May 1, 2002.

                             * * * * * * * * * * * *

                               WAYCOOL3D.COM, INC

                           A DEVELOPMENT STAGE COMPANY

                           EAST GRAND FORKS, MINNESOTA

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2001

                   TOGETHER WITH INDEPENDENT AUDITOR'S REPORT

                              WAYCOOL3D.COM, INC.

                           A DEVELOPMENT STAGE COMPANY

                           EAST GRAND FORKS, MINNESOTA

                                TABLE OF CONTENTS

                                                           Page

INDEPENDENT AUDITOR'S REPORT                                 1

BALANCE SHEET                                                2

STATEMENT OF OPERATIONS                                      3

STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY                 4

STATEMENT OF CASH FLOWS                                      5

NOTES TO FINANCIAL STATEMENTS                                6-8


                          * * * * * * * * * * * * * * *

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
WayCool3D.com, Inc.
East Grand Forks, Minnesota

We have audited the balance sheet of WayCool3D.com, Inc. (A Development Stage Company) as of December 31, 2001 and 2000, and the related statements of operations, changes in shareholders' equity, and cash flows for the year ended December 31, 2001 and the period from May 20, 2000 (the date of inception) to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WayCool3D.com, Inc. as of December 31, 2001 and 2000, and the results of its operations, changes in shareholders' equity, and its cash flows for the periods then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ Brady Martz

BRADY, MARTZ & ASSOCIATES, P.C.

February 4, 2002


BRADY, MARTZ & ASSOCIATES, P.C.
401 Demers Avenue Suite 300, P.O. Box 14296
Grand Forks, ND  58208-4296 (701) 775-4685 Fax (701) 795-7498

OTHER OFFICES:  Minot and Bismarck, ND
                Thief River Falls, MN

                               WAYCOOL3D.COM, INC.
                           A DEVELOPMENT STAGE COMPANY
                                  BALANCE SHEET
                           December 31, 2001 and 2000

                                     ASSETS               2001                 2000
                                                        ---------           ---------
    CURRENT
       Cash and Cash equivalents                        $  15,909           $     564
       Inventory                                           24,918
       Employee Receivable                                    200
       Prepaid Expenses                                     2,908
                                                                            ---------
          Total                                         $  43,935           $     564
                                                        ---------           ---------

    PROPERTY AND EQUIPMENT
       Equipment                                        $  52,378           $   1,000
       Less: Accumulated Depreciation                      (3,451)                (36)
                                                        ---------           ---------
         Total                                          $  48,927           $     964
                                                        ---------           ---------
    OTHER

       Patent and Trademark, Net                        $   2,937           $   1,000
                                                        ---------           ---------

    TOTAL ASSETS                                        $  95,799           $   2,258
                                                        ---------           ---------

                      LIABILITIES AND STOCKHOLDERS' EQUITY

    CURRENT

       Accounts Payable                                 $  36,115
       Accrued Payroll                                      9,547
       Interest Payable                                     2,377
       Current Notes Payable                               35,736
       Accrued Taxes and Expenses                           2,998
                                                        ---------
          Total                                         $  86,773
                                                        ---------
    OTHER

       Related Party Notes Payable                      $ 180,000
                                                        ---------
    LONG-TERM DEBT
       Notes Payable                                    $ 139,264
                                                        ---------
         Total Liabilities                              $ 406,037
                                                        ---------
    STOCKHOLDERS' EQUITY
      Common Stock, $.001 par value
         50,000,000 shares authorized
         2001-26,240,000 shares issued
         2000-2,100,000 shares issued                   $  26,240           $   2,100
      Paid in Excess of Par                                41,862              35,944
      Deficit Accumulated in Development Stage           (378,340)            (35,516)
                                                        ---------           ---------
        Total Stockholders' Equity (Deficit)            $(310,238)          $   2,528
                                                        ---------           ---------

   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $  95,799           $   2,528
                                                        =========           =========

                 See Accompanying Notes to Financial Statements

                              WAYCOOL3D.COM, INC.
                           A DEVELOPMENT STAGE COMPANY
                             STATEMENT OF OPERATIONS
                For the Periods Ended December 31, 2001 and 2000

                                                                                             Cumulative
                                                                                             Total from
                                                                                            Inception to
                                                        2001              2000               12/31/01
                                                    ---------           ---------           ---------
SALES REVENUE                                       $     250           $       0           $     250
                                                    ---------           ---------           ---------
OPERATING EXPENSES
         Advertising                                $   7,265           $   7,265
         Consulting and Professional                  175,250           $  34,894             210,144
         Contract Labor                                14,716                                  14,716
         Depreciation/Amortization                      3,478                  36               3,514
         Dues and Subscriptions                         1,404                                   1,404
         Insurance                                      3,880                                   3,880
         Interest Expense                               3,072                                   3,072
         Miscellaneous                                    525                  60                 585
         Office Supplies                                3,229                  46               3,275
         Payroll Taxes                                  4,142                                   4,142
         Postage and Printing                          11,174                                  11,174
         Rent                                          14,152                                  14,152
         Repairs and Maintenance                        2,801                                   2,801
         Research and Development                         289                                     289
         Salaries                                      63,710                  50              63,760
         Sales/Use Tax                                    591                                     591
         Shipping                                         178                                     178
         Shop/Production Supplies                       2,326                                   2,326
         Telephone                                      7,385                 430               7,815
         Travel and Entertainment                      23,062                                  23,062
         Utilities                                        954                                     954
                                                    ---------           ---------           ---------
                  Total Operating Expenses          $ 343,583           $  35,516           $ 379,099
                                                    ---------           ---------           ---------

INTEREST INCOME                                     $     509                               $     509
                                                    ---------           ---------           ---------

NET LOSS                                            $(342,824)          $ (35,516)          $(378,340)
                                                    =========           =========           =========

                 See Accompanying Notes to Financial Statements

                               WAYCOOL3D.COM, INC.
                           A DEVELOPMENT STAGE COMPANY
                  STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
                For the Periods Ended December 31, 2001 and 2000

                                                                   Deficit
                                                                   Accumulated in
                                              Common     Capital   Development
                                              Stock      Surplus   Stage              Total
                                            ---------   --------  ---------------   --------
2000
----
Balance, May 20, 2000                       $       0   $      0   $       0        $      0

     Issuance of Common Stock for Cash            106      5,994                       6,100
     Issuance of Common Stock for Services      1,994     29,950                      31,944

Net Loss                                                              (35,516)       (35,516)
                                            ---------   --------   ----------       --------

Balance, December 31, 2000                  $   2,100   $ 35,944   $  (35,516)      $  2,528

2001
----

     Issuance of Common Stock for Cash          2,500                                  2,500
     Issuance of Common Stock for Services     21,640      5,918                      27,558

Net Loss                                                             (342,824)      (342,824)
                                            ---------   --------   ----------       --------

Balance, December 31, 2001                 $   26,240   $ 41,862   $ (378,340)     $(310,238)
                                            =========   ========   ==========       ========

                 See Accompanying Notes to Financial Statements

                               WAYCOOL3D.COM, INC.
                           A DEVELOPMENT STAGE COMPANY
                             STATEMENT OF CASH FLOWS
                For the Periods Ended December 31, 2001 and 2000

                                                                               Cumulative
                                                                               Total from
                                                                               Inception to
                                                   2001         2000           12/31/01
                                                 -------       -------         --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net Loss                                     $(342,824)    $(35,516)        $(378,340)
   Adjustments to Reconcile Net Loss to Net
    Cash Provided by Operating Activities:
      Depreciation and Amortization                 3,478           36             3,514
      Expenses Satisfied by Stock Issuances        27,558       30,944            58,502
      Increase in Accounts Receivable                (200)                          (200)
      Increase in Prepaid Assets                   (2,908)                        (2,908)
      Increase in Inventory                       (24,918)                       (24,918)
      Increase in Accounts Payable                 36,114                         36,114
      Increase in Accrued Liabilities              14,923                         24,923
                                                ----------    ---------        --------------

NET CASH USED BY OPERATING ACTIVITIES          $(288,777)     $ (4,536)        $(293,313)
                                               -----------    ---------        --------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Plant and Equipment Purchases                $ (51,378)     $ (1,000)        $ (52,378)
  Additions to Intangibles                        (2,000)                         (2,000)
                                               -----------    ---------        --------------

NET CASH USED BY INVESTING ACTIVITIES          $ (53,378)     $ (1,000)        $ (54,378)
                                               -----------    ---------        --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Issuance of Common Stock                     $   2,500      $ 6,100          $   8,600
  Proceeds from Notes Payable                    355,000                         355,000
                                               -----------    ---------        --------------

NET CASH PROVIDED BY FINANCING ACTIVITIES      $ 357,500      $ 6,100          $ 363,600
                                               -----------    ---------        --------------


NET INCREASE IN CASH AND CASH EQUIVALENTS      $ 15,345      $   564            $ 15,909

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD    564
                                               ---------     ----------         -------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD     $ 15,909      $   564            $ 15,909
                                               =========     ==========         =============

           See Accompanying Notes to Consolidated Financial Statement

                          NOTES TO FINANCIAL STATEMENTS

                             As of December 31, 2001

NOTE 1  Summary of Significant Accounting Policies
--------------------------------------------------

The Corporation is a development stage company and has not yet begun full operations. When fully implemented the company will operate as a product manufacturer and wholesaler in East Grand Forks, Minnesota. The operations will consist primarily of manufacturing numerous types of products which project a 3D image.

Cash and cash equivalents include deposits in local banks.

Inventories are valued at the lower of cost (first-in first-out method) or market value. Inventory includes raw materials, work in process, and finished goods. Inventory at December 31, 2001 is comprised entirely of raw materials.

Property and equipment are capitalized at cost, while maintenance and repairs, which do not enhance the value or increase the basic productive capacity of the property, are charged to expense as incurred. Depreciation is computed using the straight-line method, over estimated useful lives of three to seven years.

The patents and trademarks, are stated at cost less accumulated amortization. Amortization is computed using the straight-line method over 15 and 40 year periods, respectively. Current year and accumulated amortization was $63 for 2001, there was no amortization taken in 2000.

Advertising costs are expensed as incurred.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at December 31, 2001 and revenues and expenses during the period then ended. The actual outcome of the estimates could differ from the estimates made in the preparation of the financial statements.

NOTE 2  Related Party Transactions
----------------------------------

The corporation has an unsecured line of credit with a shareholder in the amount of $100,000. It expires on February 2, 2002, and has an interest rate at 5.75%. As of December 31, 2001 the outstanding balance was $80,000.

The corporation also has a note payable to Lani Hatch, who is a shareholder, in the amount of $100,000. There is no stated interest rate on this note, it guarantees a 30% return upon WayCool receiving funding.

The corporation also has entered into numerous noncash transactions by issuing stock during 2001 and 2000 for services and fees incurred during start up, which total $27,558 and $30,944, respectively.

NOTE 3  Depreciation
--------------------

Depreciation expense included in operating expenses for the years end December 31, 2001 and 2000 is $3,415 and $36, respectively.

NOTE 4  Notes Payable
---------------------

Notes payable at December 31, 2001 consists of the following:


                                             Interest        2001
                                             Rate           Amount     Collateral
                                             ----           ------     ----------
        City of East Grand Fork              4.00%          $150,000    Inventory, fixtures &
                                                                        equipment

        Maurice Horn                                          25,000    Unsecured
                                                            --------
        Total                                               $175,000
        Current Position                                      35,736
                                                            --------
                                                            $139,264
                                                            ========

The required principal payments for the next five years and thereafter are as follows:

                      2002                  $35,736
                      2003                   13,120
                      2004                   13,654
                      2005                   14,210
                      2006                   14,789
                                            -------
                          Total            $175,000
                                           ========

The note payable to Maurice Horn guarantees a 30% return, upon the corporation receiving funding.

NOTE 5  Operating Leases
------------------------

WayCool3D.com, Inc. leases office space, workshop space, and a copier for its operation. These leases are operating leases and have the following minimum lease payments for the next two years:

                          2002          $38,190
                          2003           38,190
                                        -------
                                        $76,380
                                        =======

The leases for the office space and the workshop space are on a monthly basis and are cancelable at anytime.

NOTE 6  Income Taxes
--------------------

The corporation has net operating loss carryforwards of $383,523 which expire between 2020 and 2021. Income tax benefit realization is dependent on the corporation generating sufficient tax income prior to the expiration of the loss carryforward. Deferred tax assets of $57,528 are completely offset by a valuation reserve due to the lack of earnings history for the corporation.

NOTE 7  Consulting Fees
-----------------------

Consulting and professional fees incurred during the first two years of operations were paid in connection with receiving professional advice about formation and funding, technical expertise, and sales consulting.


                            ************************

                                 WAYCOOL3D, INC

                           A DEVELOPMENT STAGE COMPANY

                           EAST GRAND FORKS, MINNESOTA

                   PROFORMA CONSOLIDATED FINANCIAL STATEMENTS

                                 MARCH 31, 2002

                    TOGETHER WITH ACCOUNTANT'S REVIEW REPORT

                                 WAYCOOL3D, INC.
                           A DEVELOPMENT STAGE COMPANY
                           EAST GRAND FORKS, MINNESOTA

                                TABLE OF CONTENTS



                                                                  Page

ACCOUNTANT'S REVIEW REPORT                                        1

PROFORMA CONSOLIDATED BALANCE SHEET                               2

PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS                     3

PROFORMA CONSOLIDATED STATEMENT OF CHANGES IN
STOCKHOLDERS' EQUITY                                              4

PROFORMA CONSOLIDATED STATEMENT OF CASH FLOWS                     5

NOTES TO PROFORMA CONSOLIDATED FINANCIAL STATEMENTS               6-8


                          * * * * * * * * * * * * * * *

                           ACCOUNTANT'S REVIEW REPORT


To the Board of Directors
WayCool3D, Inc.
East Grand Forks, Minnesota

We have reviewed the accompanying proforma consolidated balance sheet of WayCool3D, Inc. (A Development Stage Company) as of March 31, 2002, and the related proforma consolidated statements of income, stockholder's equity, and cash flows for the three months then ended and the cumulative total from Inception to March 31, 2002, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these proforma consolidated financial statements is the representation of the management of WayCool3D, Inc.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the proforma consolidated financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying proforma consolidated financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America.

/s/ Brady, Martz & Associates, P.C.

BRADY, MARTZ & ASSOCIATES, P.C.

June 12, 2002

BRADY, MARTZ & ASSOCIATES, P.C.
401 Demers Avenue Suite 300, P.O. Box 14296
Grand Forks, ND  58208-4296 (701) 775-4685 Fax (701) 795-7498

OTHER OFFICES:  Minot and Bismarck, ND
                Thief River Falls, MN

                                 WAYCOOL3D, INC.
                           A DEVELOPMENT STAGE COMPANY
                       PROFORMA CONSOLIDATED BALANCE SHEET
                                 March 31, 2002

ASSETS

CURRENT
    Cash and Cash Equivalents                         $   1,895
    Inventory                                            14,500
    Accounts Receivable                                   7,412
    Employee Receivable                                     400
    Prepaid Expenses                                      3,712
                                                      ---------
    Total                                             $  27,919
                                                      ---------

PROPERTY AND EQUIPMENT
    Equipment                                         $  87,396
    Less: Accumulated Depreciation                       (7,813)
                                                      ---------
    Total                                             $  79,583
                                                      ---------

OTHER

    Patent and Trademark, Net                         $   9,174
                                                      ---------

TOTAL ASSETS                                          $ 116,676
                                                      =========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT

    Accounts Payable                                  $  69,369
    Current Portion of Long-Term Debt                    37,732
    Accrued Wages                                         8,122
    Accrued Taxes and Expenses                           10,384
                                                      ---------
    Total                                             $ 125,607
                                                      ---------

OTHER

    Related Party Notes Payable                       $ 300,000
                                                      ---------

LONG-TERM DEBT
    Notes Payable                                     $ 136,034
                                                      ---------

Total Liabilities                                     $ 561,641
                                                      ---------

STOCKHOLDERS' EQUITY
    Common Stock, $.0001 par value
    200,000,000 shares authorized
    19,000,000 shares issued and outstanding          $   1,400
    Additional paid in capital                         (444,477)
    Deficit Accumulated in Development Stage             (1,888)
                                                      ---------
Total Stockholders' Equity (Deficit)                  $(444,965)
                                                      ---------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY            $ 116,676
                                                      =========

                   See Accountant's Review Report and Notes to
                   Consolidated Proforma Financial Statements

                                 WAYCOOL3D, INC.
                           A DEVELOPMENT STAGE COMPANY
           PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS For the Three
                           Months Ended March 31, 2002

                                                                            Cumulative
                                                   Three Months             Total from
                                                       Ended               Inception to
                                                    03/31/2002              03/31/2002
                                                --------------------     ------------------
SALES REVENUE                                                   $ -                    $ -

OPERATING EXPENSES
     General & Adminstrative Expenses                           148                  1,888
                                                --------------------     ------------------

NET LOSS                                                     $ (148)              $ (1,888)
                                                ====================     ==================


                   See Accountant's Review Report and Notes to
                   Consolidated Proforma Financial Statements

                                 WAYCOOL3D, INC.
                           A DEVELOPMENT STAGE COMPANY
                  PROFORMA CONSOLIDATED STATEMENT OF CHANGES IN
                 STOCKHOLDERS' EQUITY For the Three Months Ended
                                 March 31, 2002

                                       Common         Additional           Accumulated
                                       Stock         Paid-In Capital        Deficit            Total
                                       -----         ---------------        -------            -----
Balance, December 31, 2001               $ 500              $ 325           $ (1,740)          $ (915)

Acquistion of WayCool3D.com, Inc.          900           (444,852)                           (443,952)

Contributed Capital

  by Shareholders                                              50                                  50

Net Loss                                    -                  -                (148)            (148)
                                            --                 --               -----            -----

Balance, March 31, 2002               $ 1,400          $ (444,477)          $ (1,888)      $ (444,965)
                                      ========         ===========          =========      ===========



                   See Accountant's Review Report and Notes to
                   Consolidated Proforma Financial Statements

                                 WAYCOOL3D, INC.
                           A DEVELOPMENT STAGE COMPANY
           PROFORMA CONSOLIDATED STATEMENT OF CASH FLOWS For the Three
                           Months Ended March 31, 2002

                                                                                   Cumulative
                                                                 Three Months       Total from
                                                                    Ended          Inception to
                                                                  03/31/2002       03/31/2002
                                                                --------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
      Net Loss                                                    $  (148)          $(1,888)
      Effects on Operating Cash Flows Due to Changes In:               --
         Accrued Liabilities                                          100             1,025
                                                                  -------           -------

NET CASH USED BY OPERATING ACTIVITIES                             $   (48)          $  (863)
                                                                  -------           -------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds from Issuance of Common Stock                                        $   625
      Proceeds from Capital Contributions                         $    50               250
                                                                  -------           -------

NET CASH PROVIDED BY FINANCING ACTIVITIES                         $    50           $   875
                                                                  -------           -------

NET INCREASE IN CASH AND CASH EQUIVALENTS                         $     2           $    12

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                       10                --

ENDING CASH BALANCE OF NEWLY CONSOLIDATED
      SUBSIDIARY                                                    1,883             1,883
                                                                  -------           -------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                        $ 1,895           $ 1,895
                                                                  =======           =======

                   See Accountant's Review Report and Notes to
                   Consolidated Proforma Financial Statements

               NOTES TO CONSOLIDATED PROFORMA FINANCIAL STATEMENTS
                              As of March 31, 2002


NOTE 1  Summary of Significant Accounting Policies
--------------------------------------------------

The Corporation is a development stage company and has not yet begun full operations. WayCool3D, Inc., a company incorporated in the state of New Jersey, is the parent company of WayCool 3D.com, Inc., of which it owns 100% of the outstanding common stock. WayCool3D.com, Inc, a company incorporated in the state of Nevada, is a product manufacturer and wholesaler in East Grand Forks, Minnesota. The operations will consist primarily of manufacturing numerous types of products, which project a 3D image.

Cash and cash equivalents include deposits in local banks.

Inventories are valued at the lower of cost (first-in first-out method) or market value. Inventory includes raw material, work in process, and finished goods. Inventory at March 31, 2002 is comprised primarily of raw materials.

Property and equipment are capitalized at cost, while maintenance and repairs, which do not enhance the value or increase the basic productive capacity of the property, are charged to expense as incurred. Depreciation is computed using the straight-line method, over estimated useful lives of three to seven years.

The patents and trademarks, are stated at cost less accumulated amortization. Amortization is computed using the straight-line method over 15 and 40 year periods, respectively. Current quarter amortization was $117, and accumulated amortization was $181 at March 31, 2002.

Advertising costs are expensed as incurred.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at March 31, 2002 and revenues and expenses during the period then ended. The actual outcome of the estimates could differ from the estimates made in the preparation of the financial statements.

NOTE 2  Proforma Adjustments
----------------------------

The financial statements have been adjusted to show the effects of the following transactions, as if they took place March 31, 2002.

On April 5, 2002, the Company undertook a 2-1 forward split of its outstanding common shares increasing the amount of shares of common stock outstanding in the company to 10,000,000. On April 23, 2002, the Company filed a Certificate of Amendment in the State of New Jersey changing its name to WayCool3D, Inc. On April 30, 2002, the Company entered into a Stock Purchase Agreement and Share Exchange ("Agreement") with WayCool3D.com, Inc. ("WayCool"), pursuant to which the principal shareholders of the Company transferred a total of 9,000,000 shares to the WayCool shareholders and the Company acquired all of the outstanding shares of capital stock of WayCool. Upon the effective date of the Agreement, WayCool became the wholly owned subsidiary of the Company and the current shareholders of WayCool own approximately 90% of the Company's shares of common stock outstanding.

NOTE 3  Shareholder's Equity
----------------------------

Common stock includes 200,000,000 shares authorized at par value of $.0001, of which 19,000,000 have been issued. The Company has also authorized 20,000,000 shares of preferred stock at par value of $.0001, none of which have been issued.

NOTE 4  Related Party Transactions
----------------------------------

The corporation has an unsecured line of credit with a shareholder in the amount of $200,000. It expires on May 2, 2002, and has an interest rate at 5.75%. As of March 31, 2002 the outstanding balance was $200,000.

The corporation also has a note payable to John Zavoral, who is a director, officer and shareholder, in the amount of $100,000. There is no stated interest rate on this note, it guarantees a 30% return upon WayCool receiving funding.

The corporation also has entered into noncash transactions by issuing stock during 2002 for services and fees incurred during start up, which total $5,500.

NOTE 5  Notes Payable
---------------------

Notes payable at March 31, 2002 consists of the following:


                            Interest
                            Rate          Amount         Collateral
                            ----          ------         ----------

City of East Grand Fork     4.00%         $ 148,766      Inventory, fixtures &
                                                         equipment

Maurice Horn                                 25,000      Unsecured

Total                                     $173,766
Current Portion                            (37,732)
                                          ---------
                                          $136,034
                                          =========

The required principal payments for the next five years and thereafter are as follows:

                    2003                $ 37,732
                    2004                  13,251
                    2005                  13,791
                    2006                  14,353
                    2007                  14,938
                    Thereafter            79,701
                                        --------
                                        $173,766
                                        ========

The note payable to Maurice Horn guarantees a 30% return, upon the corporation receiving funding.

NOTE 6  Operating Leases
------------------------

WayCool3D, Inc. leases office space, workshop space, and a copier for its operation. These leases are operating leases and have the following minimum lease payments for the next five years:

                    2003                $ 38,190
                    2004                  38,190
                    2005                  38,190
                    2006                  37,425
                    2007                  33,600
                                        --------
                                        $185,595
                                        ========

The leases for the office space and the workshop space are on a monthly basis and are cancelable at anytime.

NOTE 7  Income Taxes
--------------------

The corporation has net operating loss carryforwards of $456,256, which expire between 2020 and 2021. Income tax benefit realization is dependent on the corporation generating sufficient tax income prior to the expiration of the loss carryforward. Deferred tax assets of $68,438 are completely offset by a valuation reserve due to the lack of earnings history for the corporation.

                             * * * * * * * * * * * *